UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299		91101
Pasadena, California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

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N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01        Regulation FD Disclosure

The Company hereby confirms that the issuance of additional shares pursuant to the exercise of the over-allotment option does not affect its previous guidance with respect to FFO per share (diluted) and earnings per share (diluted) set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2010.

Item 8.01        Other Events

On September 22, 2010, Alexandria Real Estate Equities, Inc. (the “Company”) entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., and RBC Capital Markets Corporation, as representatives (the “Representatives”) of the several Underwriters named therein (the “Underwriters”), in connection with the sale of 4,500,000 shares of the Company’s common stock and the grant of an over-allotment option for up to an additional 675,000 shares of the Company’s common stock to the Underwriters.  The Representatives exercised the over-allotment option in full on September 23, 2010.  The shares are being offered at $69.25 per share and, subject to customary closing conditions, the Underwriters expect to deliver the shares to the purchasers on or about September 27, 2010.  All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.  A copy of the underwriting agreement is attached hereto as Exhibit 1.1.

On September 21, 2010, the Company issued a press release announcing the offer of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

On September 22, 2010, the Company issued a press release announcing the pricing of its common stock.  A copy of the press release is attached hereto as Exhibit 99.2.

On September 23, 2010, the Company issued a press release announcing the exercise of the over-allotment option.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01        Financial Statements and Exhibits

(d)       Exhibits

1.1

Underwriting Agreement, dated September 22, 2010, between Alexandria Real Estate Equities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., and RBC Capital Markets Corporation, as representatives of the several Underwriters named therein.

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

99.1	Press Release, dated September 21, 2010

99.2	Press Release, dated September 22, 2010

99.3	Press Release, dated September 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: September 24, 2010	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer